     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 25, 1998
                                                     REGISTRATION NO. 333-48821

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ---------------
                         PRE-EFFECTIVE AMENDMENT NO. 3
                                      to
                                   Form S-4
                            Registration Statement
                                     Under
                          The Securities Act of 1933
                                ---------------
                               IMPAC Group, Inc.
            (Exact Name of Registrant as Specified in its Charter)

           Delaware                    2657                      23-2923682
(State or other jurisdiction  (Primary Standard Industrial   (I.R.S. Employer
    of incorporation or       Classification Code Number) Identification No.)
        organization)

                                ---------------
    1950 North Ruby Street                             David C. Underwood
 Melrose Park, Illinois 60160                       Chief Financial Officer
        (708) 344-9100                                 IMPAC Group, Inc.
(Address, including zip code,                       1950 North Ruby Street,
    and telephone number,                         Melrose Park, Illinois 60160
     including area code,                                (708) 344-9100
  of Registrant's principal                      (Name, address, including zip
      executive offices)                              code, and telephone
                                                  number, including area code,
                                ---------------      of agent for service)
                                   Copy to:
                          John R. Utzschneider, Esq.
                               Bingham Dana LLP
                              150 Federal Street
                               Boston, MA 02110
                                (617) 951-8852
                         Facsimile No. (617) 951-8736
                                ---------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]
  The subsidiaries of IMPAC Group, Inc., AGI Incorporated, Klearfold, Inc., KF-Delaware, Inc. and KF-International, Inc. (collectively, the "Guarantors"), have guaranteed on a senior subordinated basis, jointly and severally, the payment of all amounts on the New Notes being registered hereby (the "Subsidiary Guarantees"). The Guarantors are registering the Subsidiary Guarantees.
  Set forth below is the name, address, I.R.S. Employer Identification Number and primary industrial classification number for each of the Guarantors.

                                                                               SIC
NAME                                 ADDRESS                   IRS ID#         CODE
----                       ----------------------------       ----------       ----
AGI Incorporated           c/o IMPAC Group, Inc.              36-2262685       2657
                           1950 North Ruby Street
                           Melrose Park, Illinois 60160
                           (708) 344-9100
Klearfold, Inc.            c/o IMPAC Group, Inc.              23-1996496       3089
                           1950 North Ruby Street
                           Melrose Park, Illinois 60160
                           (708) 344-9100
KF-Delaware, Inc.          c/o IMPAC Group, Inc.              51-0346583       6794
                           1950 North Ruby Street
                           Melrose Park, Illinois 60160
                           (708) 344-9100
KF-International, Inc.     c/o IMPAC Group, Inc.              66-0503968       9999
                           1950 North Ruby Street
                           Melrose Park, Illinois 60160
                           (708) 344-9100

                                ---------------

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

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

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

  Section 145 of the Delaware General Corporation Law (the "DGCL") grants a Delaware corporation the power to indemnify any director, officer, employee or other agent if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. No indemnification may be provided, however, for any person with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

  With respect to indemnification of directors, Article 6 of the Amended and Restated Certificate of Incorporation of IMPAC, a copy of which is filed as
Exhibit 3.1, provides as follows:

  "The Company shall indemnify, and upon request shall advance expenses to, in the manner and to the full extent permitted by law, any person (or the estate of any person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, partner or trustee of another company, partnership, joint venture, trust or other enterprise. The Company may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against him or her, whether or not the Company would have the power to indemnify him or her against such liability pursuant to this Article 6. To the fullest extent permitted by law, the indemnification and advances provided for herein shall include expenses (including attorney's fees), judgments, fines and amounts paid in settlement. The indemnification provided herein shall not be deemed to limit the right of the Company to indemnify any other person for any such expenses to the full extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Company may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

  A director shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Company or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under
Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit."

  With respect to indemnification, Article VII of each of the Amended and Restated By-laws of IMPAC, a copy of which is filed as Exhibit 3.2, provides as follows:

  "Section 7.1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of being or having been a director or officer of the Corporation or serving or having served at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an "Indemnitee"), whether the basis of such proceeding is alleged action or failure to act in an official capacity as a director, trustee, officer, employee or agent or in any other capacity while serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto) (as used in this Article 7, the "Delaware Law"), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, trustee, officer, employee or agent and shall inure to the benefit of the Indemnitee's heirs, executors and administrators; provided, however, that, except as provided in (S)7.2 hereof with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Article 7 shall be a contract right and shall include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any such Proceeding in advance of its final disposition (an "Advancement of Expenses"); provided, however, that, if the Delaware Law so requires, an Advancement of Expenses incurred by an Indemnitee shall be made only upon delivery to the Corporation of an undertaking (an "Undertaking"), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "Final Adjudication") that such Indemnitee is not entitled to be indemnified for such expenses under this Article 7 or otherwise.

  Section 7.2. Right of Indemnitee to Bring Suit. If a claim under (S)7.1 hereof is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking the Corporation shall be entitled to recover such expenses upon a Final Adjudication that, the Indemnitee has not met the applicable standard of conduct set forth in the Delaware Law. Neither the failure of the Corporation (including the Board of Directors, its independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware Law, nor an actual determination by the Corporation (including the Board of Directors, its independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Article 7 or otherwise shall be on the Corporation.

  Section 7.3 Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this Article 7 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

  Section 7.4. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under this Article 7 or under the Delaware Law.

  Section 7.5. Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the Advancement of Expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article 7 with respect to the indemnification and Advancement of Expenses of directors and officers of the Corporation."

ITEM 21. EXHIBITS AND FINANCIAL STATEMENTS

  (a) The following is a list of exhibits filed as a part of this Registration
Statement:

 EXHIBIT                               DESCRIPTION
 ------- ----------------------------------------------------------------------
  2.1    Agreement and Plan of Merger, dated February 19, 1998, between KFI
         Holding Corporation (which subsequently changed its name to "IMPAC
         Group, Inc." and is sometimes referred to below as "Holding"), AGI
         Acquisition Corporation, Heritage, Klearfold, AGI, certain stockholders of AGI, and certain stockholders of Holding.*
  2.2    Investment Agreement, dated February 19, 1998, between Holding,
         Heritage Fund I Investment Corporation ("Heritage"), certain stockholders of Holding, certain stockholders of AGI and certain other persons.*
  3.1    Amended and Restated Certificate of Incorporation of IMPAC Group, Inc.
         (the "Company").*
  3.2    Amended and Restated By-laws of the Company.*
  4.1    Indenture, dated as of March 12, 1998, by and among the Company, AGI
         Incorporated ("AGI"), Klearfold, Inc. ("Klearfold"), KF--Delaware,
         Inc. ("KFD"), KF--International, Inc. ("International" and,
         collectively, with AGI, Klearfold, KFD and International, the
         "Guarantors") and State Street Bank and Trust Company, as Trustee.*
  4.2    Form of the Company's 10 1/8% Senior Notes due 2008.*
  4.3    Registration Rights Agreement, dated as of March 12, 1998, by and among the Company, the Guarantors, Goldman, Sachs & Co. ("Goldman")
         and Donaldson, Lufkin, and Jenrette Securities Corporation ("DLJ").*
  5.1    Opinion of Bingham Dana LLP, as to legality of securities being registered.*
 10.1    Purchase Agreement, dated as of March 5, 1998, by and among the
         Company, Goldman and DLJ.*
 10.2    Escrow Agreement, dated March 12, 1998, between AGI, the Company, the
         Escrow Agent and the Escrowed Stockholder Representative.*
 10.3    Stockholder Agreement, dated as of March 12, 1998, between the
         Company, certain Holding stockholders, certain stockholders of AGI and certain other persons.*
 10.4    Labor Agreement between Klearfold and United Paperworker's
         International Union Local 286, effective December 1, 1994, as extended by amendment through November 30, 2002.*
 10.5    Second Amendment to Lease dated September 30, 1994 between Norman
         Levin and Evelyn F. Levin and Klearfold (Warrington, Pennsylvania).*

 EXHIBIT                               DESCRIPTION
 ------- ----------------------------------------------------------------------
 10.6    Amended and Restated Lease, dated as of June 7, 1996, between Dena
         Corp. and Klearfold (Louisa, Virginia).*
 10.7    Amended and Restated Lease, dated as of June 7, 1996, between Melvin
         B. Herrin and Klearfold (Warrington, Pennsylvania).*
 10.8    Lease dated May 29, 1985 by and between Chicago Title and Trust
         Company as Trustee under Trust Agreement dated February 1, 1977, and known as Trust No. 1069185 and AGI re 256,629 sq. ft. at 1950 N. Ruby
         Street.*
 10.9    Amendment to Lease dated as of October 1, 1987 by and between Chicago
         Title and Trust Company, as Trustee under a Trust Agreement dated
         February 1, 1977, and known as Trust No. 1069185 and AGI re 256,629
         sq. ft. at 1950 Ruby Street.*
 10.10   Second Amendment to Lease dated as of April 30, 1992, by and between
         Chicago Title and Trust Company as Trustee under a Trust Agreement dated February 1, 1977 and known as Trust No. 1069185 and AGI re
         256,629 sq. ft. at 1950 Ruby Street.*
 10.11   Third Amendment to Lease dated July 2, 1997 by and between Chicago
         Title and Trust Company as Trustee under Trust Agreement dated
         February 1, 1997 and known as Trust No. 1069185 and AGI re 256,629 sq.
         ft. at 1950 N. Ruby Street.*
 10.12   Employment, Non-Competition and Stock Repurchase Agreement, dated as of March 12, 1998, by and between the Company and David Underwood.*
 10.13   Employment, Non-Competition and Stock Repurchase Agreement, dated as of March 12, 1998, by and between the Company and James Oppenheimer.*
 10.14   Employment, Non-Competition and Stock Repurchase Agreement, dated as of March 12, 1998, by and between the Company and Richard
         Oppenheimer.*
 10.15   Employment, Non-Competition and Stock Repurchase Agreement, dated as of March 12, 1998, by and between the Company and Dean Henkel.*
 10.16   Employment, Non-Competition and Stock Repurchase Agreement, dated as of March 12, 1998, by and between the Company and H. Scott Herrin.*
 10.17   Employment, Non-Competition and Stock Repurchase Agreement, dated as of March 12, 1998, by and between the Company and Melvin Herrin.*
 10.18   Employment, Non-Competition and Stock Repurchase Agreement, dated as of March 12, 1998, by and between the Company and Richard Block.*
 10.19   Credit Agreement, dated as of March 12, 1998, between Bank of America
         NT & SA ("BofA") and the Company.*
 10.20   Form of the Company's $40,000,000 Revolving Note, dated as of March
         12, 1998.*
 10.21   Company Security Agreement, dated as of March 12, 1998 between the
         Company and BofA.*
 10.22   Borrowers Security Agreement, dated as of March 12, 1998 between AGI,
         Klearfold and BofA.*
 10.23   Klearfold Subsidiaries Security Agreement, dated as of March 12, 1998 between KFD and International (the "Klearfold Subsidiaries") and
         BofA.*
 10.24   Company Pledge Agreement, dated as of March 12, 1998 between the
         Company and BofA.*
 10.25   Borrowers Pledge Agreement, dated as of March 12, 1998 between AGI,
         Klearfold and BofA.*
 10.26   Klearfold Subsidiaries Pledge Agreement, dated as of March 12, 1998 between the Klearfold Subsidiaries and BofA.*
 10.27   Company Guaranty, dated as of March 12, 1998, between the Company and
         BofA.*
 10.28   Borrowers Guaranty, dated as of March 12, 1998 between AGI, Klearfold and BofA.*
 10.29   Klearfold Subsidiaries Guaranty, dated as of March 12, 1998 between the Klearfold Subsidiaries and BofA.*
 10.30   Company Patent Assignment dated as of March 12, 1998 between the
         Company and BofA.*
 10.31   AGI Patent Assignment, dated as of March 12, 1998 between AGI and
         BofA.*

 EXHIBIT                               DESCRIPTION
 ------- ----------------------------------------------------------------------
 10.32   Klearfold Patent Assignment, dated as of March 12, 1998 between
         Klearfold and BofA.*
 10.33   International Patent Assignment, dated March 12, 1998, between
         International and BofA.*
 10.34   KFD Patent Assignment, dated March 12, 1998, between KFD and BofA.*
 10.35   Company Trademark Assignment, dated as of March 12, 1998 between the
         Company and BofA.*
 10.36   AGI Trademark Assignment, dated as of March 12, 1998 between AGI and
         BofA.*
 10.37   Klearfold Trademark Assignment, dated as of March 12, 1998 between
         Klearfold and BofA.*
 10.38   International Trademark Assignment, dated March 12, 1998, between
         International and BofA.*
 10.39   KFD Trademark Assignment, dated March 12, 1998, between KFD and BofA.*
 10.40   Company Copyright Assignment, dated as of March 12, 1998 between the
         Company and BofA.*
 10.41   AGI Copyright Assignment, dated as of March 12, 1998 between AGI and
         BofA.*
 10.42   Klearfold Copyright Assignment, dated as of March 12, 1998 between
         Klearfold and BofA.*
 10.43   International Copyright Assignment, dated March 12,, 1998, between
         International and BofA.*
 10.44   KFD Copyright Assignment, dated March 12, 1998, between KFD and BofA.*
 10.45   Promissory Note--L/C Loan Note, dated March 12, 1998, from Klearfold to BofA.*
 10.46   Promissory Note--L/C Loan Note, dated March 12, 1998, from AGI to
         BofA.*
 10.47   AGI Pledge and Security Agreement, dated March 12, 1998, between AGI,
         BofA, Bank One, Illinois, NA and William Blair & Co.*
 10.48   Subrogation Agreement, dated March 11, 1998, between Mellon Bank, N.A.
         ("Mellon"), BofA, the Company and Klearfold.*
 10.49   Letter of Credit and Reimbursement Agreement, dated August 1, 1997, between Klearfold and Mellon.*
 10.50   First Amendment to Reimbursement Agreement, dated March 11, 1998, between Mellon, and Klearfold.*
 10.51   AGI Letter of Credit, dated December 15, 1997.*
 10.52   Mellon Bank, N.A. Letter of Credit, dated as of August 21, 1997.*
 10.53   Back-Up Klearfold Letter of Credit, dated March 11, 1998.*
 10.54   Loan Agreement, dated January 1, 1995, between AGI and City of
         Jacksonville, Illinois.*
 10.55   Loan Agreement, dated August 1, 1997, between Bucks County and
         Klearfold.*
 10.56   Klearfold Profit Sharing/401(K) Plan*
 10.57   Klearfold Flexible Benefits Plan for Salaried Employees*
 12.1    Statement re: Computation of Ratio of Earnings to Fixed Charges.*
 16.1    Letter of Arthur Andersen LLP re: Change in Certifying Accountant.**
 16.2    Letter of KPMG Peat Marwick LLP re: Change in Certifying Accountant.**
 21.1    List of Subsidiaries.*
 23.1    Consent of Bingham Dana LLP, counsel to the Company (included in
         Exhibit 5.1).*
 23.2    Consent of Arthur Andersen LLP.*
 23.3    Consent of KPMG Peat Marwick LLP.*
 23.4    Consent of Price Waterhouse LLP.*
 24.1    Power of Attorney (included in signature pages to Registration
         Statement).*
 25.1    Statement re: Eligibility of Trustee.*
 99.1    Form of Letter of Transmittal.+
 99.2    Form of Notice of Guaranteed Delivery.*
 99.3    Form of Exchange Agency Agreement between the Exchange Agent and the
         Company.+
 99.4    Form of Letter Regarding Eligibility for use of Form S-4.*

--------
* Previously filed.
** Filed herewith.
+ To be filed by amendment.

(b)The following is a list of schedules filed as a part of this Registration
Statement:

Schedule II Valuation and Qualifying Accounts and Reserves for the Years Ended December 31, 1995, 1996 and 1997.

ITEM 22. UNDERTAKINGS

  The undersigned Registrant hereby undertakes:

  REGULATION SK ITEM 512(A)

  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) ((S)2304.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  REGULATION SK ITEM 512(H)

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of the Registrant's counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by the Registrant is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  FORM S-4 ITEM 22(C)

  The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it went effective.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 3 TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF MELROSE PARK, STATE OF ILLINOIS, ON THIS 25TH DAY OF JUNE, 1998.

                                          IMPAC Group Inc.

                                          By /s/ David C. Underwood
                                           -----------------------------------
                                            DAVID C. UNDERWOOD CHIEF FINANCIAL
                                                          OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW ON BEHALF OF IMPAC GROUP, INC. BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES
INDICATED:

             SIGNATURES                        TITLE
                                                                     DATE

        /s/ Melvin B. Herrin*          Chairman and             June 25, 1998
-------------------------------------   Director of IMPAC
          MELVIN B. HERRIN              Group, Inc.

         /s/ Richard Block*            Chief Executive          June 25, 1998
-------------------------------------   Officer and
            RICHARD BLOCK               Director of IMPAC
                                        Group, Inc.
                                        (principal
                                        executive officer)

        /s/ H. Scott Herrin*           Director of IMPAC        June 25, 1998
-------------------------------------   Group Inc.
           H. SCOTT HERRIN

        /s/ Michel Reichert*           Director of IMPAC        June 25, 1998
-------------------------------------   Group, Inc.
           MICHEL REICHERT

        /s/ Michael Gilligan*          Director of IMPAC        June 25, 1998
-------------------------------------   Group, Inc.
          MICHAEL GILLIGAN

          /s/ Zenas Block*             Director of IMPAC        June 25, 1998
-------------------------------------   Group, Inc.
             ZENAS BLOCK

         /s/ David Horowitz*           Director of IMPAC        June 25, 1998
-------------------------------------   Group, Inc.
           DAVID HOROWITZ

       /s/ David C. Underwood          Chief Financial          June 25, 1998
-------------------------------------   Officer of IMPAC
         DAVID C. UNDERWOOD             Group, Inc.
                                        (principal
                                        financial and
                                        accounting officer)

   /s/ David C. Underwood
*By:
-------------------------------------
         DAVID C. UNDERWOOD
          ATTORNEY-IN-FACT

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE UNDERSIGNED REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF MELROSE PARK, STATE OF ILLINOIS, ON THIS 25TH DAY OF JUNE, 1998.

                                          AGI Incorporated

                                                  /s/ David C. Underwood
                                          By: _________________________________
                                                    DAVID C. UNDERWOOD
                                                  Chief Financial Officer


  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW ON BEHALF OF AGI INCORPORATED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES
INDICATED:

              SIGNATURE                        TITLE
                                                                     DATE

        /s/ Melvin B. Herrin*          Director of AGI          June 25, 1998
-------------------------------------   Incorporated
          MELVIN B. HERRIN

         /s/ Richard Block*            Chief Executive          June 25, 1998
-------------------------------------   Officer and
            RICHARD BLOCK               Director of AGI
                                        Incorporated
                                        (principal
                                        executive officer)

        /s/ H. Scott Herrin*           Director of AGI          June 25, 1998
-------------------------------------   Incorporated
           H. SCOTT HERRIN

        /s/ Michel Reichert*           Director of AGI          June 25, 1998
-------------------------------------   Incorporated
           MICHEL REICHERT

              SIGNATURE                         TITLE
                                                                     DATE

        /s/ Michael Gilligan*           Director of AGI         June 25, 1998
-------------------------------------    Incorporated
          MICHAEL GILLIGAN

       /s/ David C. Underwood           Chief Financial         June 25, 1998
-------------------------------------    Officer of AGI
         DAVID C. UNDERWOOD              Incorporated
                                         (principal
                                         financial and
                                         accounting officer)

          /s/ Zenas Block*              Director of AGI         June 25, 1998
-------------------------------------    Incorporated
             ZENAS BLOCK

         /s/ David Horowitz*            Director of AGI         June 25, 1998
-------------------------------------    Incorporated
           DAVID HOROWITZ

*By: /s/ David C. Underwood
-------------------------------------
         DAVID C. UNDERWOOD
          ATTORNEY-IN-FACT

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE UNDERSIGNED REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF MELROSE PARK, STATE OF ILLINOIS, ON THIS 25TH DAY OF JUNE, 1998.

                                          Klearfold, Inc.

                                          By: /s/ David C. Underwood
                                          -------------------------------------
                                            DAVID C. UNDERWOOD CHIEF FINANCIAL
                                                          OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW ON BEHALF OF KLEARFOLD, INC. BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES
INDICATED:

              SIGNATURE                        TITLE
                                                                     DATE

        /s/ Melvin B. Herrin*          Director of              June 25, 1998
-------------------------------------   Klearfold, Inc.
          MELVIN B. HERRIN

         /s/ Richard Block*            Chief Executive          June 25, 1998
-------------------------------------   Officer and Director
            RICHARD BLOCK               of Klearfold, Inc.
                                        (principal executive
                                        officer)

        /s/ H. Scott Herrin*           Director of              June 25, 1998
-------------------------------------   Klearfold, Inc.
           H. SCOTT HERRIN

        /s/ Michel Reichert*           Director of              June 25, 1998
-------------------------------------   Klearfold, Inc.
           MICHEL REICHERT

        /s/ Michael Gilligan*          Director of              June 25, 1998
-------------------------------------   Klearfold, Inc.
          MICHAEL GILLIGAN

       /s/ David C. Underwood          Chief Financial          June 25, 1998
-------------------------------------   Officer of
         DAVID C. UNDERWOOD             Klearfold, Inc.
                                        (principal
                                        financial and
                                        accounting officer)

          /s/ Zenas Block*             Director of              June 25, 1998
-------------------------------------   Klearfold, Inc.
             ZENAS BLOCK

         /s/ David Horowitz*           Director of              June 25, 1998
-------------------------------------   Klearfold, Inc.
           DAVID HOROWITZ


*By: /s/ David C. Underwood
-------------------------------------
         DAVID C. UNDERWOOD
          ATTORNEY-IN-FACT

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE UNDERSIGNED REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF MELROSE PARK, STATE OF ILLINOIS, ON THIS 25TH DAY OF JUNE, 1998.

                                          KF-International, Inc.

                                          By: /s/ David C. Underwood
                                             --------------------------------
                                                   DAVID C. UNDERWOOD
                                                 CHIEF FINANCIAL OFFICER


  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT
NO. 3 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW ON BEHALF OF KF-
INTERNATIONAL, INC. BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE
DATES INDICATED:

              SIGNATURE                        TITLE
                                                                     DATE

        /s/ Melvin B. Herrin*          Director of              June 25, 1998
-------------------------------------   KF-International,
          MELVIN B. HERRIN              Inc.

        /s/ H. Scott Herrin*           Director of              June 25, 1998
-------------------------------------   KF-International,
           H. SCOTT HERRIN              Inc.

        /s/ Arthur S. Keyser*          Director of              June 25, 1998
-------------------------------------   KF-International,
          ARTHUR S. KEYSER              Inc.

         /s/ James Hindels*            Director of              June 25, 1998
-------------------------------------   KF-International,
            JAMES HINDELS               Inc.


              SIGNATURE                         TITLE
                                                                     DATE

          /s/ John deJongh*             Director of             June 25, 1998
-------------------------------------    KF-International,
            JOHN DEJONGH                 Inc.

         /s/ Richard Block*             Chief Executive         June 25, 1998
-------------------------------------    Officer of
            RICHARD BLOCK                KF-International,
                                         Inc.
                                         (principal
                                         executive officer)

       /s/ David C. Underwood           Chief Financial         June 25, 1998
-------------------------------------    Officer of
         DAVID C. UNDERWOOD              KF-International,
                                         Inc.
                                         (principal
                                         financial and
                                         accounting officer)

     *By: /s/ David C. Underwood
-------------------------------------
         DAVID C. UNDERWOOD
          ATTORNEY-IN-FACT

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE UNDERSIGNED REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF MELROSE PARK, STATE OF ILLINOIS, ON THIS 25TH DAY OF JUNE, 1998.

                                          KF-Delaware, Inc.

                                          By: /s/ David C. Underwood
                                             --------------------------------
                                                    DAVID C. UNDERWOOD
                                                  CHIEF FINANCIAL OFFICER


  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT
NO. 3 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW ON BEHALF OF KF-
DELAWARE, INC. BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES
INDICATED:

              SIGNATURE                        TITLE
                                                                     DATE

         /s/ Richard Block*            Chief Executive          June 25, 1998
-------------------------------------   Officer of KF-
            RICHARD BLOCK               Delaware, Inc.
                                        (principal
                                        executive officer)

       /s/ David C. Underwood          Chief Financial          June 25, 1998
-------------------------------------   Officer and
         DAVID C. UNDERWOOD             Director of KF-
                                        Delaware, Inc.
                                        (principal
                                        financial and
                                        accounting officer)

          /s/ Adam Murphy*             Director of KF-          June 25, 1998
-------------------------------------   Delaware, Inc.
             ADAM MURPHY

*By: /s/ David C. Underwood
-------------------------------------
         DAVID C. UNDERWOOD
          ATTORNEY-IN-FACT

                                  SCHEDULE II

VALUATION AND QUALIFYING ACCOUNTS AND RESERVES FOR THE YEARS ENDED DECEMBER 31, 1995, 1996 AND 1997 (IN THOUSANDS)

                                             BALANCE
                                               AT     CHARGED            BALANCE
                                            BEGINNING   TO      OTHER    AT END
                                             OF YEAR  EXPENSE CHANGES(1) OF YEAR
                                            --------- ------- ---------- -------
Klearfold
Allowance for Doubtful Accounts
 1995......................................    $150     $37      ($40)    $147
 1996......................................    $147     $44      ($91)    $100
 1997......................................    $100     ($3)      $43     $140
Credit Memo Reserve
 1995......................................    $655    $416     ($665)    $406
 1996......................................    $406    $463     ($703)    $166
 1997......................................    $166    $454     ($200)    $420

--------
(1) Net accounts (written-off)/recovered to the Allowance for Doubtful Accounts; Credit memos issued against the Credit Memo Reserve.

 EXHIBIT                               DESCRIPTION
 ------- ----------------------------------------------------------------------
  2.1    Agreement and Plan of Merger, dated February 19, 1998, between KFI
         Holding Corporation (which subsequently changed its name to "IMPAC
         Group, Inc." and is sometimes referred to below as "Holding"), AGI
         Acquisition Corporation, Heritage, Klearfold, AGI, certain stockholders of AGI, and certain stockholders of Holding.*
  2.2    Investment Agreement, dated February 19, 1998, between Holding,
         Heritage Fund I Investment Corporation ("Heritage"), certain stockholders of Holding, certain stockholders of AGI and certain other persons.*
  3.1    Amended and Restated Certificate of Incorporation of IMPAC Group, Inc.
         (the "Company").*
  3.2    Amended and Restated By-laws of the Company.*
  4.1    Indenture, dated as of March 12, 1998, by and among the Company, AGI
         Incorporated ("AGI"), Klearfold, Inc. ("Klearfold"), KF--Delaware,
         Inc. ("KFD"), KF--International, Inc. ("International" and,
         collectively, with AGI, Klearfold, KFD and International, the
         "Guarantors") and State Street Bank and Trust Company, as Trustee.*
  4.2    Form of the Company's 10 1/8% Senior Notes due 2008.*
  4.3    Registration Rights Agreement, dated as of March 12, 1998, by and among the Company, the Guarantors, Goldman, Sachs & Co. ("Goldman")
         and Donaldson, Lufkin, and Jenrette Securities Corporation ("DLJ").*
  5.1    Opinion of Bingham Dana LLP, as to legality of securities being registered.*
 10.1    Purchase Agreement, dated as of March 5, 1998, by and among the
         Company, Goldman and DLJ.*
 10.2    Escrow Agreement, dated March 12, 1998, between AGI, the Company, the
         Escrow Agent and the Escrowed Stockholder Representative.*
 10.3    Stockholder Agreement, dated as of March 12, 1998, between the
         Company, certain Holding stockholders, certain stockholders of AGI and certain other persons.*
 10.4    Labor Agreement between Klearfold and United Paperworker's
         International Union Local 286, effective December 1, 1994, as extended by amendment through November 30, 2002.*
 10.5    Second Amendment to Lease dated September 30, 1994 between Norman
         Levin and Evelyn F. Levin and Klearfold (Warrington, Pennsylvania).*
 10.6    Amended and Restated Lease, dated as of June 7, 1996, between Dena
         Corp. and Klearfold (Louisa, Virginia).*
 10.7    Amended and Restated Lease, dated as of June 7, 1996, between Melvin
         B. Herrin and Klearfold (Warrington, Pennsylvania).*
 10.8    Lease dated May 29, 1985 by and between Chicago Title and Trust
         Company as Trustee under Trust Agreement dated February 1, 1977, and known as Trust No. 1069185 and AGI re 256,629 sq. ft. at 1950 N. Ruby
         Street.*
 10.9    Amendment to Lease dated as of October 1, 1987 by and between Chicago
         Title and Trust Company, as Trustee under a Trust Agreement dated
         February 1, 1977, and known as Trust No. 1069185 and AGI re 256,629
         sq. ft. at 1950 Ruby Street.*
 10.10   Second Amendment to Lease dated as of April 30, 1992, by and between
         Chicago Title and Trust Company as Trustee under a Trust Agreement dated February 1, 1977 and known as Trust No. 1069185 and AGI re
         256,629 sq. ft. at 1950 Ruby Street.*
 10.11   Third Amendment to Lease dated July 2, 1997 by and between Chicago
         Title and Trust Company as Trustee under Trust Agreement dated
         February 1, 1997 and known as Trust No. 1069185 and AGI re 256,629 sq.
         ft. at 1950 N. Ruby Street.*
 10.12   Employment, Non-Competition and Stock Repurchase Agreement, dated as of March 12, 1998, by and between the Company and David Underwood.*
 10.13   Employment, Non-Competition and Stock Repurchase Agreement, dated as of March 12, 1998, by and between the Company and James Oppenheimer.*
 10.14   Employment, Non-Competition and Stock Repurchase Agreement, dated as of March 12, 1998, by and between the Company and Richard
         Oppenheimer.*

 EXHIBIT                               DESCRIPTION
 ------- ----------------------------------------------------------------------
 10.15   Employment, Non-Competition and Stock Repurchase Agreement, dated as of March 12, 1998, by and between the Company and Dean Henkel.*
 10.16   Employment, Non-Competition and Stock Repurchase Agreement, dated as of March 12, 1998, by and between the Company and H. Scott Herrin.*
 10.17   Employment, Non-Competition and Stock Repurchase Agreement, dated as of March 12, 1998, by and between the Company and Melvin Herrin.*
 10.18   Employment, Non-Competition and Stock Repurchase Agreement, dated as of March 12, 1998, by and between the Company and Richard Block.*
 10.19   Credit Agreement, dated as of March 12, 1998, between Bank of America
         NT & SA ("BofA") and the Company.*
 10.20   Form of the Company's $40,000,000 Revolving Note, dated as of March
         12, 1998.*
 10.21   Company Security Agreement, dated as of March 12, 1998 between the
         Company and BofA.*
 10.22   Borrowers Security Agreement, dated as of March 12, 1998 between AGI,
         Klearfold and BofA.*
 10.23   Klearfold Subsidiaries Security Agreement, dated as of March 12, 1998 between KFD and International (the "Klearfold Subsidiaries") and
         BofA.*
 10.24   Company Pledge Agreement, dated as of March 12, 1998 between the
         Company and BofA.*
 10.25   Borrowers Pledge Agreement, dated as of March 12, 1998 between AGI,
         Klearfold and BofA.*
 10.26   Klearfold Subsidiaries Pledge Agreement, dated as of March 12, 1998 between the Klearfold Subsidiaries and BofA.*
 10.27   Company Guaranty, dated as of March 12, 1998, between the Company and
         BofA.*
 10.28   Borrowers Guaranty, dated as of March 12, 1998 between AGI, Klearfold and BofA.*
 10.29   Klearfold Subsidiaries Guaranty, dated as of March 12, 1998 between the Klearfold Subsidiaries and BofA.*
 10.30   Company Patent Assignment dated as of March 12, 1998 between the
         Company and BofA.*
 10.31   AGI Patent Assignment, dated as of March 12, 1998 between AGI and
         BofA.*
 10.32   Klearfold Patent Assignment, dated as of March 12, 1998 between
         Klearfold and BofA.*
 10.33   International Patent Assignment, dated March 12, 1998, between
         International and BofA.*
 10.34   KFD Patent Assignment, dated March 12, 1998, between KFD and BofA.*
 10.35   Company Trademark Assignment, dated as of March 12, 1998 between the
         Company and BofA.*
 10.36   AGI Trademark Assignment, dated as of March 12, 1998 between AGI and
         BofA.*
 10.37   Klearfold Trademark Assignment, dated as of March 12, 1998 between
         Klearfold and BofA.*
 10.38   International Trademark Assignment, dated March 12, 1998, between
         International and BofA.*
 10.39   KFD Trademark Assignment, dated March 12, 1998, between KFD and BofA.*
 10.40   Company Copyright Assignment, dated as of March 12, 1998 between the
         Company and BofA.*
 10.41   AGI Copyright Assignment, dated as of March 12, 1998 between AGI and
         BofA.*
 10.42   Klearfold Copyright Assignment, dated as of March 12, 1998 between
         Klearfold and BofA.*
 10.43   International Copyright Assignment, dated March 12,, 1998, between
         International and BofA.*
 10.44   KFD Copyright Assignment, dated March 12, 1998, between KFD and BofA.*
 10.45   Promissory Note--L/C Loan Note, dated March 12, 1998, from Klearfold to BofA.*
 10.46   Promissory Note--L/C Loan Note, dated March 12, 1998, from AGI to
         BofA.*
 10.47   AGI Pledge and Security Agreement, dated March 12, 1998, between AGI,
         BofA, Bank One, Illinois, NA and William Blair & Co.*
 10.48   Subrogation Agreement, dated March 11, 1998, between Mellon Bank, N.A.
         ("Mellon"), BofA, the Company and Klearfold.*

 EXHIBIT                               DESCRIPTION
 ------- ----------------------------------------------------------------------
 10.49   Letter of Credit and Reimbursement Agreement, dated August 1, 1997, between Klearfold and Mellon.*
 10.50   First Amendment to Reimbursement Agreement, dated March 11, 1998, between Mellon, and Klearfold.*
 10.51   AGI Letter of Credit, dated December 15, 1997.*
 10.52   Mellon Bank, N.A. Letter of Credit, dated as of August 21, 1997.*
 10.53   Back-Up Klearfold Letter of Credit, dated March 11, 1998.*
 10.54   Loan Agreement, dated January 1, 1995, between AGI and City of
         Jacksonville, Illinois.*
 10.55   Loan Agreement, dated August 1, 1997, between Bucks County and
         Klearfold.*
 10.56   Klearfold Profit Sharing/401(K) Plan*
 10.57   Klearfold Flexible Benefits Plan for Salaried Employees*
 12.1    Statement re: Computation of Ratio of Earnings to Fixed Charges.*
 16.1    Letter of Arthur Andersen LLP re: Change in Certifying Accountant.**
 16.2    Letter of KPMG Peat Marwick LLP re: Change in Certifying Accountant.**
 21.1    List of Subsidiaries.*
 23.1    Consent of Bingham Dana LLP, counsel to the Company (included in
         Exhibit 5.1).*
 23.2    Consent of Arthur Andersen LLP.*
 23.3    Consent of KPMG Peat Marwick LLP.*
 23.4    Consent of Price Waterhouse LLP.*
 24.1    Power of Attorney (included in signature pages to Registration
         Statement).*
 25.1    Statement re: Eligibility of Trustee.*
 99.1    Form of Letter of Transmittal.+
 99.2    Form of Notice of Guaranteed Delivery.*
 99.3    Form of Exchange Agency Agreement between the Exchange Agent and the
         Company.+
 99.4    Form of Letter Regarding Eligibility for use of Form S-4.*

--------
* Previously filed.
** Filed herewith.
+ To be filed by amendment.